Exhibit 10.3

EXECUTION

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is entered into as of July 20, 2012, among POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation (“PESC”), POSTROCK MIDCONTINENT PRODUCTION, LLC, a Delaware limited liability company (“MidContinent”; and together with PESC, collectively, the “Borrowers” and individually a “Borrower”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and the undersigned Lenders comprising Required Lenders.

Reference is made to the Second Amended and Restated Credit Agreement dated as of September 21, 2010 among Borrowers, the Administrative Agent, the Collateral Agent and the Lenders parties thereto, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated ad of May 31, 2012 among Borrowers, the Administrative Agent, the Collateral Agent and the Required Lenders parties thereto (the “Credit Agreement”). Unless otherwise defined in this Second Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Second Amendment.

In connection with the redetermination of the Borrowing Base to be effective as of the Second Amendment Effective Date, the Borrowers and Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments. Effective as of the Second Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:

1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:

(a) The following definition is amended in its entirety to read as follows:

“Agreement means this Second Amended and Restated Credit Agreement, as amended by the First Amendment and Second Amendment and as may be further amended from time to time.”

(b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“Second Amendment means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of July 20, 2012, among the Borrowers, the Guarantors, Royal Bank of Canada, as Administrative Agent, Collateral Agent and the Required Lenders party thereto.”

“Second Amendment Effective Date means July 20, 2012.”

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Second Amendment to Amended and Restated Credit Agreement

1.2 Section 6.23. Section 6.23 of the Credit Agreement is amended by deleting the date “July 20, 2012” in the first sentence thereof and replacing it with “ by the earlier of (a) two Business Days subsequent to the date that Parent files its quarterly report on Form 10-Q for its fiscal quarter ending June 30, 2012 with the Securities and Exchange Commission and (b) August 17, 2012” .

Paragraph 2. Effective Date. This Second Amendment shall not become effective until the date (such date, the “Second Amendment Effective Date”) the Administrative Agent receives this Second Amendment, executed by the Borrowers, the Guarantors, the Administrative and the Required Lenders.

Paragraph 3. Acknowledgment and Ratification. The Borrowers and the Guarantors each (i) consent to the agreements in this Second Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Second Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrowers or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4. Representations. The Borrowers and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the Second Amendment Effective Date and after giving effect to the amendments set forth in this Second Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Paragraph 5. Expenses, Funding Losses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Second Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Second Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6. Miscellaneous.

(a) This Second Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Second Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Second Amendment will be construed, and its performance enforced, under New York law and applicable federal law and (iv) if any part of this Second Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 7. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy, facsimile, photocopy or by sending a scanned copy by electronic mail shall be effective as delivery of a manually executed counterpart of this Second Amendment. Any signature page of a counterpart may be detached therefrom without impairing the legal effect of the signatures thereon and attached to another counterpart identical in form thereto but having attached to it one or more additional signature pages signed by other parties.

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Second Amendment to Amended and Restated Credit Agreement

Paragraph 8. ENTIRE AGREEMENT. THIS SECOND AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9. Parties. This Second Amendment binds and inures to the benefit of the Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent, the Lenders, and their respective successors and assigns.

Paragraph 10. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Second Amendment.

Paragraph 11. Release. As additional consideration for the execution, delivery and performance of this Second Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Second Amendment, the Borrowers warrant and represent to the Administrative Agent, the Collateral Agent and the Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender or any defense to (i) the payment of Obligations under the Revolving Notes and/or the Loan Documents, or (ii) the performance of any of their obligations with respect to the Revolving Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrowers unconditionally and irrevocably hereby RELEASE, RELINQUISH and forever DISCHARGE Administrative Agent, the Collateral Agent and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrowers may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

The parties hereto have executed this Second Amendment in multiple counterparts to be effective as of the Second Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

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Second Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the Second Amendment Effective Date.

BORROWERS:

POSTROCK ENERGY SERVICES CORPORATION, as a Borrower

By:	/s/ David J. Klvac
David J. Klvac
Chief Accounting Officer

POSTROCK MIDCONTINENT PRODUCTION, LLC, as a Borrower,

By:	POSTROCK ENERGY SERVICES CORPORATION, Its sole member

By:	/s/ David J. Klvac
David J. Klvac
Chief Accounting Officer

GUARANTORS:

POSTROCK ENERGY CORPORATION, a Delaware corporation, as Guarantor

By:	/s/ David J. Klvac
David J. Klvac
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

STP NEWCO, INC., a Delaware corporation, as a Guarantor

By:	/s/ David J. Klvac
David J. Klvac
Chief Financial Officer

Signature Page 1
Second Amendment to Amended and Restated Credit Agreement

POSTROCK EASTERN PRODUCTION, LLC, a Delaware limited liability company, as Guarantor

By:	POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation, its sole member

	By:	/s/ David J. Klvac
David J. Klvac
Chief Accounting Officer

POSTROCK KPC PIPELINE, LLC, a Delaware limited liability company, as Guarantor

By:	POSTROCK ENERGY SERVICES CORPORATION, a Delaware corporation, its sole member

	By:	/s/ David J. Klvac
David J. Klvac
Chief Accounting Officer

Signature Page 2
Second Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Susan Khokher

Name:	Susan Khokher

Title:	Manager, Agency

AGREED TO AS OF THE SECOND

AMENDMENT EFFECTIVE DATE

BY THE FOLLOWING REQUIRED

LENDERS:

L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as Lender and L/C Issuer

By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact

SUNTRUST BANK, as Lender

By:	/s/ Janet R. Naifeh

Name:	Janet R. Naifeh

Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Carla Laning

Name:	Carla Laning

Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Saqib Khawaja

Name:	Saqib Khawaja

Title:	Vice President

Signature Page 3
Second Amendment to Amended and Restated Credit Agreement

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ David M. Bornstein

Name:	David M. Bornstein

Title:	Director

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Ronald F. Bentien, Jr.

Name:	Ronald F. Bentien, Jr.

Title:	Senior Vice President

COMERICA BANK, as Lender

By:	/s/ John S. Lesikar

Name:	John S. Lesikar

Title:	Assistant Vice President

RB INTERNATIONAL FINANCE (USA) LLC, f/k/a RZB FINANCE, LLC, as Lender

By:	/s/ John A. Valiska

Name:	John A. Valiska

Title:	First Vice President

By:	/s/ Peter Armieri

Name:	Peter Armieri

Title:	Vice President

COMPASS BANK, as Lender

By:	/s/ Ian Payne

Name:	Ian Payne

Title:	Vice President

Signature Page 4
Second Amendment to Amended and Restated Credit Agreement

BOKF, N.A., f/k/a BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ Mike Weatherholt

Name:	Mike Weatherholt

Title:	Vice President

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Terry O. McCarter

Name:	Terry O. McCarter

Title:	Senior Vice President

CITIBANK, N.A., as Lender

By:	/s/ Michael Girondo

Name:	Michael Girondo

Title:	Vice President

NZC GUGGENHEIM MASTER FUND LTD., as Lender

By:

Name:

Title:

LENDER NOT SIGNING THIS SECOND AMENDMENT:

NZC GUGGENHEIM MASTER FUND LTD.,

Signature Page 5
Second Amendment to Amended and Restated Credit Agreement